UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    August 21, 2006

                                                                   EVOLVE ONE, INC.

(Exact Name of Registrant as Specified in Its Charter)

                                                                                                                                      Delaware

                            (State or Other Jurisdiction of Incorporation)

                                                                                                 0-26415                                                                            13-3876100

                                                       (Commission File Number)                                     (IRS Employer Identification No.)

                                                                      __5301 N. Federal Highway, Suite 120, Boca Raton, FL, 33487________________

(Address of Principal Executive Offices)	(Zip Code)

                                                                                                                         (561) 989-9171

                                                                                         (Registrant’s Telephone Number, Including Area Code)

                                                                                                        Post Office Box 859, Tallevast, Florida 34270

                                                                                          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On August 21, 2006, Evolve One, Inc. (“Evolve”) dismissed Webb & Company, P.A. as its independent registered public accounting firm. Webb & Company, P.A. had been the independent registered public accounting firm for and audited the consolidated financial statements of Evolve as of December 31, 2005. The reports of Webb & Company, P.A. on the financial statements of Evolve for the past year contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except such report was modified as to an explanatory paragraph relating to Evolve’s ability to continue as a “going concern” as a result of its lack of existing commitments from lenders to provide necessary financing, lack of sufficient working capital, and recurring losses from operations. The decision to change accountants was approved unanimously by the Board of Directors.

In connection with the audit for the most recent fiscal yeas and in connection with Webb & Company, P.A.’s review of the subsequent interim periods preceding dismissal on August 21, 2006, there have been no disagreements between Evolve and Webb & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Webb & Company, P.A., would have caused Webb & Company, P.A. to make reference thereto in their report on Evolve’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof Evolve had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

On August 21, 2006, Evolve engage Sherb & Co., LLP. as its independent registered public accounting firm. Evolve had not consulted with Sherb & Co., LLP. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Evolve’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by Evolve in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

16.1	Letter from Webb & Company, P.A.. to the Securities and Exchange Commission dated August 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE ONE, INC.

By:        /s/ James Wang

James Wang, CEO

Dated: August 21,2006

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